UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

100 Glenborough, Suite 100
Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On February 1, 2005, Noble Energy, Inc. (the “Company”) granted stock options, restricted stock and performance units to each of the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) and other key employees. These grants were made pursuant to the Noble Energy, Inc. 2004 Long Term Incentive Plan (“LTIP”), which was adopted by the Board of Directors of the Company on January 27, 2004 (with the material terms of the performance goals applicable to future grants of restricted stock and performance units for purposes of qualifying payments made pursuant to those grants for deduction under Section 162(m) of the Internal Revenue Code being approved by stockholders of the Company on April 27, 2004) and filed with the Securities and Exchange Commission as Exhibit 10.1 to Form 10-Q on August 6, 2004. Pursuant to the terms of the LTIP, stock options and restricted stock were granted under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan, as amended (the “1992 Plan”). The stock option, restricted stock and performance unit grant arrangements are described below.

Stock Option Agreement

     The Company grants options to purchase shares of the Company’s common stock, par value $3.33 1/3 per share, to certain executive officers and other key employees. Under the current form of the Nonqualified Stock Option Agreement, these options will vest ratably over three years in equal installments (33.33%) on the first, second and third anniversaries of the date of grant. The vesting of the options will accelerate in the event of a change in control of the Company. Vesting of these options is not contingent on any performance criteria, although none of the options may be exercised before the first anniversary (absent a change in control of the Company) or after the tenth anniversary of the date of grant. The current form of the Nonqualified Stock Option Agreement is filed with this current Report as Exhibit 10.1.

Restricted Stock Agreement

     The Company grants to certain executive officers and key employees restricted shares of its common stock under the Restricted Stock Agreement, the current form of which is filed with this current Report as Exhibit 10.2. The restricted shares are subject to a three-year restricted period, which commences on the date of grant. In general, shares of restricted stock are subject to forfeiture during the restricted period upon termination of the grantee’s employment for any reason other than the grantee’s death, disability, retirement or discharge by the Company or an affiliate without cause. Vesting of the restricted stock at the end of the restricted period is dependent upon the Company’s achievement of total shareholder return that meets or exceeds the comparable total shareholder return of at least 25% of certain identified peer group companies. In addition, the lapse of restrictions on shares issued under the Restricted Stock Agreement will accelerate in the event of a change in control of the Company. The grantee has the right to receive dividends or distributions on the shares of restricted stock, although the cash, stock or other securities and other property constituting such dividends or other distributions will be held by the Company during the restricted period and are subject to the same restrictions as the shares to which the dividends or distributions relate.

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Performance Units Agreement

     The Company grants performance units to certain executive officers and other key employees. These performance units are compensation units used solely for the purpose of determining an amount of cash compensation (if any) to be paid to each grantee at the end of a three-year performance period beginning on January 1 of the year in which the grant is made, based on the achievement of certain performance goals. The performance goals are weighted to reflect their relative significance to the Company for the relevant performance period. The criteria on which the goals for the performance units are based include a combination of objectives, including (i) total stockholder return, (ii) growth in reserves, and (iii) growth in production. These performance goals are based on the performance of the Company in relation to certain peer group companies. Prior to the grant of performance units for a particular period, the Compensation Committee may vary the performance goals under the Performance Units Agreement, the current form of which is filed with this current Report as Exhibit 10.3.

     Each grantee who remains employed by the Company (or one of its affiliates) throughout the performance period will be entitled to receive a cash amount based upon the number of performance units held by that grantee and the Company’s achievement of its performance goals. In the event the grantee’s employment terminates during the performance period by reason of that person’s death, disability, retirement, or discharge by the Company (or an affiliate) without cause, the grantee will receive a prorated payment after the end of the performance period, which will be based on the number of months of his or her employment during the performance period; provided, however, that the Company’s Compensation Committee may reduce or eliminate this payment at its discretion.

     If the grantee’s employment terminates during the performance period for any reason other than the employee’s death, disability, retirement or discharge by the Company (or an affiliate) without cause, then the performance units will be forfeited by the grantee. In the event of a change in control of the Company during the performance period, each grantee will be entitled to receive an amount of cash equal to one dollar ($1.00) for each performance unit granted to that grantee.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

10.1	Form of Nonqualified Stock Option Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan.

10.2	Form of Restricted Stock Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan.

10.3	Form of Performance Units Agreement under the Noble Energy Inc. 2004 Long-Term Incentive Program.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current Report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: February 7, 2005	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary

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INDEX TO EXHIBITS

Item	Exhibit
10.1	Form of Nonqualified Stock Option Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan.

10.2	Form of Restricted Stock Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan.

10.3	Form of Performance Units Agreement under the Noble Energy Inc. 2004 Long-Term Incentive Program.

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